 UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 30, 2004

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

                         NEVADA                     000-27397                          98-0204280

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                      (STATE OF              (COMMISSION FILE           (IRS EMPLOYER

                INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

18 Wynford Drive

Toronto, ON Canada M3C 3S2

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(416) 441-4046

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

Edgetech Services Inc.("ESI") and Astreya Partners, Inc. along with its affiliate, 6 Hills, ("AST") of San Jose, California have executed a Letter of Intent whereby ESI shall acquire 100% of the shares and/or assets of AST which shall become a wholly-owned subsidiary of ESI.  AST is a Value Added Reseller of networking equipment, security products and related services.  AST is a private company with revenues for fiscal 2004 in excess of $12 Million and is profitable.  The transaction shall be subject to satisfactory due diligence of ESI and AST and the approved financing by ESI bankers.   ESI believes that this merger will give us the ability to rapidly expand distribution of our IT Security products and services into the SMB United States market; and produce a substantial increase in revenue and profits.

                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/Tae Ho Kim

                                    ----------------------------------------

                                    Tae Ho Kim, Secretary

Dated: November 30, 2004

November 17, 2004

Jeff Freeland

Chuck Eggert

Astreya Partners, Inc.

2144 Zanker Road

San Jose, CA 95131

RE:  Sale of Astreya Partners, Inc. to Edgetech Services, Inc.

         Mr. Jeff Freeland,, Mr. Chuck Eggert

Dear Mr. Freeland:

The following sets forth the current intentions of Edgetech Services, Inc. regarding the purchase of Astreya Partners, Inc. ("ASP") and its affiliate or entity; also know as "6 Hills" by Edgetech Services, Inc. ("ETS").  Except for Section II of this LOI, this Letter of Intent ("LOI or Letter") is non binding and is subject to the parties' negotiation and execution of definitive documentation covering the transactions contemplated hereby.

This Letter sets forth the proposed terms by which ETS ("Buyer") will acquire 100% of the outstanding shares of common stock (the "Transaction") in ASP ("Seller"), consisting of all ASP common shares outstanding and inclusive of any outstanding exercisable warrants and/or common stock options in, in accordance with the terms set forth below.

Section I of this Letter summarizes the principal terms in the proposed offer to purchase.  These principal terms are subject to the execution and delivery by both parties of a Definitive Purchase Agreement, an Employment Agreement with each of Mr. Freeland and Mr. Eggert each for a period of three years, and all other documents related to this transaction.

Section II of this Letter contains binding covenants by the parties.

            Section III of this Letter contains miscellaneous provisions.

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   SECTION I - KEY TERMS

1)     Purchase for Cash, Promissory Note and Common Stock of ETS:    ETS proposes to acquire on the date of closing ("Closing") all outstanding shares of the common stock of ASP for (x)a total consideration of $2,000,000 USD and (y) 1,500,000 shares of ETS , collectively the "Purchase Price") shall be paid as follows:

       1)     Cash paid at the time of Closing of the Transaction of $ 1,100,000;

2)

Payment in twelve (12) quarterly payments of $75,000 with the first payment due on the date that is 3 months from the signing of a definitive agreement and the remaining payments to be made every 3 months thereafter, the total of which twelve payments will aggregate  $900,000 USD.

        3)    ETS, as additional security, shall deposit into an escrow account $300,000 at the beginning of each year on behalf of the two sellers during the term of the quarterly payments. The quarterly payments shall be made from the escrow account.

        4)    1,500,000 shares of ETS common stock to be issued to the principals  of ASP.

2)      Board Representation:   The principals of ASP may elect up to two director to the Board of Directors of ETS, and this representation will remain in effect until the debt owed as part of the acquisition price is satisfied.

3)      Current Employees of ASP and Stock Option Plan:   ETS has every intention to retain all current employees of ASP and will communicate with the current principals of ASP regarding the contribution of each ASP employee.  It is also the intention of ETS to, prior to Closing, establish a stock option plan for the new management and key employees of ASP containing terms no less favorable to the ASP employees than the terms contained in the current plan covering ETS employees..

4)     Purchase Representation:    ETS will acquire the stock of ASP.  In the Definitive Purchase Agreement ASP expects to represent and warrant, subject to appropriate disclosures and qualifiers, to the effect that: (i) ETS will be acquiring all of their assets, intellectual property, and contracts; (ii) the liabilities as represented on their most recent financial statements are the total sum of all liabilities and there are no known additional liabilities other than those disclosed in the Definitive Purchase Agreement, if any; and (iii) Mr. Jeff Freeland, and Mr. Chuck Eggert are its sole shareholders and that there are no stock options.

5)          Non-Compete Agreement:       As a condition of the Closing the principals of ASP will enter into standard non-compete agreements.  The non competes shall

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extend for a period not to exceed 3 years; shall terminate upon a change in control, voluntary or involuntary dissolution, bankruptcy, assignment to creditors or similar event of ETS or breach of any covenant or representation or provision of any contract entered into in connection with the contemplated Transaction; and shall be sufficiently limited in scope to enable the principals of ASP their currently contemplated interests (which shall not directly compete with the business of ETS).

6)    Employment Agreements:    Prior to Closing, ETS will enter into an individual employment agreement for a three (3) year period with Mr. Freeland and Mr. Eggert.  The employment agreements will contain such terms and conditions as are reasonable and customary in the type of transaction contemplated hereby and shall be mutually agreeable in form and content.   The employment agreements shall contain the following provisions:

a. The combined salary for Mr. Freeland and Mr. Eggert shall not be less that $300,000 per year.

b. Stock Option Plan will mirror that of Tae-Ho and Sang-Ho Kim. The new Board of Directors will 0collectively decide the strike price and other details.

c. Equal participation in the Executive Management Bonus Pool and all  other incentive programs along with Tae-Ho and Sang-Ho Kim for extraordinary performance.

d. Severance package that allows each of Mr. Jeff Freeland and Mr. Chuck Eggert to receive either1,000,000 restricted shares of ETS or $100,000 whichever is greater unless the cause of termination is gross violation of duties or other reasonable grounds.

e. ETS shall create a Stock Option Plan containing 1,000,000 shares of ETS for current employees of ASP.  Strike price and vesting provisions to be established by the Board of Directors.

7)       Indemnification of ETS.  ASP will indemnify ETS for damages incurred by ETS as a result of ASP breaches of representations, warranties or covenants set forth in the Definitive Purchase Agreement.  Such indemnification obligation would be limited in time and scope, be subject to an appropriate "basket" or deductible, and equal to a specific percentage of the aggregate consideration received by ASP in connection with the Transaction.

8)     Board of Directors of ASP:    The Board of Directors of ASP will undertake all necessary corporate action to approve this Letter and will promptly provide to the other parties copies of the resolution or unanimous consent evidencing such approval.

9)    Call Rights on ASP Assets.      ETS shall grant to ASP a call right to repurchase the ASP assets at an appropriate discount to the then fair market value of such assets in the event that following completion of the Transaction, ETS (i) fails to make a

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quarterly payment of the deferred Transaction consideration on the specific date, (ii) becomes insolvent (as such term may be defined or interpreted under any applicable statute), (iii) makes a general assignment for the benefit of creditors or (iv) commences a voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself ot its debts under any bankruptcy, insolvency or similar law.

10)       Closing:    ETS and ASP both acknowledge that each has a vested interest in completing this Transaction in an expedient manner.  It is the intent of all parties to have a funding commitment from its Institutional Investor, complete due diligence, complete its Stock Purchase Agreement/Definitive Sale Agreement, expediently following of the approval of this Letter of Intent.  Each party recognizes that time is of the essence to complete this Transaction; however, each party acknowledges that time and scheduling delays may occur.

11)       Due Diligence:  The directors, officers, shareholders, employees, agents and other representatives of each of ASP and ETS shall (a) upon reasonable notice  from  the other party, grant to the party and their respective representatives and advisors full access to its properties, personnel, facilities, books and records, financial and operating data, contracts and other documents; and (b) furnish all such books and records, financial and operating data, contracts and other documents or information as  the investigating party may reasonably request.    In conducting due diligence, no party shall interfere with the normal course of business of any other party.

The Parties intend that the Closing of the Transaction shall occur on or before ninety (90) days following the execution of the Letter of Intent at a time and place that is mutually acceptable.

                         SECTION II - TERMS OF THIS LETTER OF INTENT

In consideration and in acknowledgment of this Letter, the parties hereby agree to the following terms ("Terms"):

1)      Break-up Fee:    ETS will place $25,000USD in escrow account which shall be retained by the principles of ASP in the event that sufficient capital is not raised by ETS to complete this Transaction whether prior to or following execution of the Definitive Purchase Agreement.   The principals of ASP will not be entitled to any break-up fee if this transaction is terminated by its due diligence of ASP confirming a misrepresentation of information or non-disclosure of material facts.

2)      No Shop Provision:     ASP agrees that from and after the execution of this Letter until forty five (45) days follow the execution of this agreement (or earlier upon mutual termination of this LOI by the parties or upon the breach by ETS of any provision of Section II of the LOI) (as applicable , the"No-Shop Period"), , they will not conclude, individually or through any representatives or otherwise, any negotiations with any corporation, person or other entity regarding the sale of ASP or its affiliates, or the sale of any of its assets.

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3)   Lockup Provision:    ASP agree that during the No-Shop Period, no shares of any currently issued common stock or preferred stock of ASP shall be issued, sold, transferred or assigned to any party, accept as contemplated herein and, (a) no such shares of stock shall be pledged as security, hypothecated or in any other way encumbered; and (b) ASP shall not issue additional shares of capital stock of any class, whether now or hereafter authorized.

4)    Confidentiality:     Prior to the Closing of the Transaction, neither party nor any of their respective representatives shall make any public statement or issue any press releases regarding the agreements, the proposed Transactions described herein or this letter without the prior written consent of the other party, except as such disclosure may be required by law.  If the law requires such disclosure, the disclosing party shall notify the other party in advance and furnish to the other party a copy of the proposed disclosure, so that the disclosing party may seek a protective order or other appropriate relief.  Subject to the foregoing sentence, such receiving party may furnish that portion (and only that portion) of the disclosed information that the receiving party is legally compelled or is otherwise legally required to disclose; provided, however, that the receiving party such assistance as the disclosing party may reasonably request in obtaining such order or other relief.  Notwithstanding the foregoing, the parties acknowledge that certain disclosures regarding the agreements, the proposed transactions or this Letter may be required to be made to each party's representatives or certain of them, and to any other party whose consent or approval may be required to complete the agreements and the transactions provided for hereunder, and that such disclosures shall not require prior written consent.

5)    Expenses:    The parties are responsible for and will bear all of their own legal and other professional fees, costs and expenses incurred at any time in connection with the proposed Transaction.

                                                SECTION III - MISCELLANEOUS

Following the execution of this Letter by all parties, all parties shall commence and diligently pursue in good faith the negotiation, drafting, execution, delivery and performance of all formal documentation necessary to fully consummate the Transaction.  Such documentation shall conform to the substance of this Letter and may include such other agreements, representations, warranties, covenants, contingencies and conditions as may be mutually agreed upon.

This Letter shall constitute an expression of the parties' general agreement as to the major business issues of the Transaction for the purpose of advancing the negotiation process and facilitating the preparation of all appropriate formal

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documentation.  If the parties for any reason(s) fail to enter into all necessary formal documentation, the Transaction shall be deemed terminated, and no party shall have any liability to any other party arising from or attributable to this Letter or the Transaction except in connection with the provisions contained in Section II.

Please execute and return one of the two enclosed copies of this Letter to my attention.  We will then commence work at our end to complete this Transaction to the mutual satisfaction of all parties.

Sincerely,

Warren J. Soloski

WJS:im

ACKNOWLEDGED and AGREED:

Astreya Partners, Inc.

__/s/ Jeff Freeland________________             Date: November 22, 2004

Jeff Freeland

President & Chief Executive Officer

Astreya Partners, Inc.

__/s/ Chuck Eggert_______________             Date: November 22, 2004

Chuck Eggert

Secretary and Director

Astreya Partners, Inc.

Edgetech Services, Inc.

__/s/  Tae Ho Kim___________________           Date: November 22, 2004

Tae Ho Kim

Chief Executive Officer

Edgetech Services, Inc.

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November 30, 2004

Edgetech Signs LOI to Acquire Successful Silicon Valley Internetworking Company and IT Consulting Firm

Acquisitions to Significantly Increase Revenues and Profits

TORONTO--(BUSINESS WIRE)-November 30, 2004-Edgetech Services Inc. (OTCBB:EDGH - News) announced today that its has signed a non-binding Letter of Intent with two California based companies:  Astreya Partners Inc. a hardware reseller of security and networking products and 6 Hills, a technology consulting firm, both based in San Jose, California.

Edgetech Services CEO, Tae Ho Kim states, "We are very proud to make this announcement.  It provides tremendous synergies that will yield significant business opportunities for our mutual firms and greatly enhances shareholder value.  These range from a strong, mutual Fortune 1000 client base, large increase in distribution and product offerings to a geographic presence across the US and Canada.  This deal dramatically changes our organization with the addition of 23 person talented and skilled workforce that complements both of our organizations.  Both Jeff Freeland and Chuck Eggert are very talented technology veterans.  We welcome their expertise and skills.  They will be excellent additions to our board and management."

"This deal provides both the critical mass and dramatic entry into the US marketplace that our company has needed. We look forward to a new era in our company's development.  These are indeed exciting times for our company and just the start of things to come."

Jeff Freeland, Chairman and President of Astreya states, "This deal works on many levels as many of our customers have increasingly asked about security products to protect their networks.  Our target market is very similar; this will allow us to garner more of our customers IT budget."

Astreya had profitable sales of $12.8 Million for the Fiscal Year ending June 30, 2004.  Astreya has over 400 customers ranging from multi-national public organizations to single site local companies.  The combined companies expect to generate between $14 Million and $18 Million in sales for fiscal 2005 and to remain profitable.

Prior to starting Astreya, Jeff Freeland was founder of Planetary Networks, a company which grew to $90 Million in revenues, and Chuck Eggert managed their East Coast account base.

It is expected that Edgetech will change its corporate head office to San Jose once the transaction has been completed but still maintain it back office operation functions in our Toronto office.

Furthermore, it is expected that the employees of Astreya and its affiliate, who have all shown a wonderful track record of accomplishments, will all be retained.

The terms of the deal are attached in our 8K filing with EDGAR.

Although, the board and management of Edgetech feel confident in closing this transaction, until a definitive agreement is signed and all due diligence is completed, there is no assurance that this transaction will be completed.

About Edgetech Services

Edgetech has been providing enterprise security solutions that range from I.T. security and biometrics to project management. The company is a business partner to Microsoft, IBM, Symantec, Counterpane and a number of other top providers of security products. Edgetech supports the enterprise security needs of major government and private sector clients across North America. For additional information, visit www.edgetechservices.com.

About Astreya Partners, Inc.

Astreya Partners, Inc. was formed in 2001 as a reseller of Cisco networking hardware. Since then, Astreya has grown to be one of the largest and prominent resellers in the United States, servicing clients of all sizes from locations around the world. Aside from our headquarters in the heart of the Silicon Valley, we also have representatives in Southern California, the Midwest and the East Coast ready to service your needs. For additional information, visit www.astreya.com.

About Sixhills, Inc.

Sixhills, Inc. was formed in October 2003 as an IT Consulting firm. Since then, Sixhills has built a solid client base in the San Francisco Bay Area.  Calendar year 2005 we expect to expand on current customer base as we grow the sales and marketing efforts. For additional information, visit www.sixhills.com.

Company Contact:

Tae Ho Kim, CEO

Edgetech Services, Inc.

416-441-4046

tkim@edgetechservices.com

This press release includes forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Inherent risks and uncertainties could cause actual results to differ materially from the forward-looking statements. Such risks and uncertainties are described in the periodic reports the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release.